(LOSS) PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Numerator (in 000’$)
Net loss attributable to owners of the Company	$ (5,919)	$ (1,729)
Denominator (in 000’)
Weighted average number of shares, Basic	17,701	13,351
Weighted average number of shares, Diluted	17,701	13,351
Basic earnings (loss) per share	$ (0.33)	$ (0.13)
Diluted earnings (loss) per share	$ (0.33)	$ (0.13)